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                                                                       EXHIBIT 2

                             JOINT FILING AGREEMENT


         The undersigned hereby agree that this Schedule 13D with respect to the Common Stock of SignalSoft Corporation, dated June 3, 2002 is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Date: June 3, 2002                      /s/ David A. Hose
                                        ----------------------------------------
                                        David A. Hose



Date: June 3, 2002                      /s/ Mark H. Flolid
                                        ----------------------------------------
                                        Mark H. Flolid



Date: June 3, 2002                      /s/ James A. Fitch
                                        ----------------------------------------
                                        James A. Fitch



Date: June 3, 2002                      /s/ Charles P. Waite, Jr.
                                        ----------------------------------------
                                        Charles P. Waite, Jr.


Date: June 3, 2002                      OLYMPIC VENTURE PARTNERS III, L.P.
                                        By: OVMC III L.P., its General Partner


                                        By: /s/ Charles P. Waite, Jr.
                                            ------------------------------------
                                            Name: Charles P. Waite, Jr.
                                            Title: General Partner


Date: June 3, 2002                      OVP III ENTREPRENEURS FUND, L.P.
                                        By: OVMC III L.P., its General Partner


                                        By: /s/ Charles P. Waite, Jr.
                                            ------------------------------------
                                            Name: Charles P. Waite, Jr.
                                            Title: General Partner


Date: June 3, 2002                      OLYMPIC VENTURE PARTNERS IV, L.P.
                                        By: OVMC IV LLC, its General Partner


                                        By: /s/ Charles P. Waite, Jr.
                                            ------------------------------------
                                            Name: Charles P. Waite, Jr.
                                            Title: Managing Member


Date: June 3, 2002                      OVP IV ENTREPRENEURS FUND, L.P.
                                        By: OVMC IV LLC, its General Partner


                                        By: /s/ Charles P. Waite, Jr.
                                            ------------------------------------
                                            Name: Charles P. Waite, Jr.
                                            Title: Managing Member